J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Diversified Return U.S. Small Cap Equity ETF

Supplement dated March 1, 2017, to the

Prospectus and Summary Prospectus dated November 14, 2016

Effective immediately, in order to reflect a reduction in the contractual expense limitation agreements, the Annual Fund Operating Expenses and Example table for the Fund are hereby deleted in their entirety and replaced with the following:

The tables below replace the corresponding tables on page 1 of the prospectus and summary prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29
Other Expenses[1]	0.30

Total Annual Fund Operating Expenses	0.59
Fee Waivers and Expense Reimbursements[2]	(0.30)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.29

1	“Other Expenses” are based on estimated amounts for the current fiscal year.
2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed 0.29% of the average daily net assets of the Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the fees and expenses of the affiliated money market funds incurred by the Fund because of the Fund’s investment in such money market funds. These waivers are in effect through 2/29/20, at which time the adviser and/or its affiliates will determine whether to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the table through 2/29/20 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
SHARES ($)	30	93

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SCEETF-317